UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

MVP REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. SUNSET ROAD SUITE 240, LAS VEGAS, NV 89148

(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 1, 2017, MVP REIT, Inc. ("MVP I") and MVP REIT II, Inc. ("MVP II") issued a joint press release announcing that they had entered into a non-binding Letter of Intent that sets forth the terms and conditions of a proposed merger of MVP I with MVP II. A copy of the press release is attached hereto as Exhibit 99.1. The press release is incorporated herein by reference and the foregoing description is qualified in its entirety by reference to the press release.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Joint Press Release issued on May 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: May 1, 2017

MVP REIT, INC.

By:
Michael Shustek
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release issued on May 1, 2017